UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2018

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 462-4880

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bonus Plan

On June 13, 2018, the Board of Directors (the “Board”) of BioCorRx, Inc. approved the Executive Management Bonus Plan effective June 13, 2018 (the “Bonus Plan”). The Company's three executives (currently Messrs. Granier and Welch and Ms. Felix) are eligible (the “Eligible Executives”) to receive a portion of the Executive Bonus Pool (as defined in the Bonus Plan) which will be set at a minimum of 10% EBITDA, if any. The Chief Executive Officer has the authority to recommend other people be eligible to participate in the Bonus Plan subject to the Board's sole authority to approve such participation.

Prior to each quarterly meeting, the Chief Executive Officer will submit a report, which shall be based on the bonus calculation performed by the Chief Financial Officer as described in the Bonus Plan, to the members of the Board for each Eligible Executive’s performance objectives, measureable goals, accomplishments against each goal and score for each goal. The Board will review the proposal and make the final decision regarding the amount of the bonus, if any, for each Eligible Executive.

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the Plan, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Executive Service Agreements

On June 13, 2018 the Company entered into an Executive Service Agreement with the Company’s Chief Executive Officer, Mr. Brady Granier (the “Granier Executive Agreement”). Mr. Granier's annual salary remains $175,000, includes a $500.00 per month car allowance and reimbursements for health and medical insurance. Mr. Granier was also granted a ten-year stock option to purchase an aggregate of 7,500,000 shares of the Company's common stock at an exercise price of $0.14 per share and shall be granted to Mr. Granier (the “Granier Option”) in accordance with the terms and conditions of the Company's 2018 Equity Incentive Plan (the "2018 Plan") and the applicable stock option award agreement. Mr. Granier is also eligible to participate in the Company's Bonus Plan. The Granier Executive Agreement is at-will and may be terminated with or without cause. Mr. Granier is also eligible to receive certain severance benefits in accordance with the Granier Executive Agreement including, but not limited to, severance payments for a period of twelve months following termination and any accrued, but unpaid salary.

On June 13, 2018 the Company entered into an Executive Service Agreement with the Chief Financial Officer and Chief Operating Officer of the Company, Ms. Lourdes Felix (the “Felix Executive Agreement”). Ms. Felix's annual salary is now $175,000, includes a $500.00 per month car allowance and reimbursements for health and medical insurance. Ms. Felix was also granted a ten-year stock option to purchase an aggregate of 7,500,000 shares of the Company's common stock at an exercise price of $0.14 per share and shall be granted to Ms. Felix (the “Felix Option”, together with the “Granier Option” and “Welch Option”, the “Executive Options”) in accordance with the terms and conditions of the Company's 2018 Equity Incentive Plan (the "2018 Plan") and the applicable stock option award agreement. Ms. Felix is also eligible to participate in the Company's Bonus Plan. The Felix Executive Agreement is at-will and may be terminated with or without cause. Ms. Felix is also eligible to receive certain severance benefits in accordance with the Felix Executive Agreement including, but not limited to, severance payments for a period of twelve months following termination and any accrued, but unpaid salary.

On June 13, 2018 the Company entered into an Executive Service Agreement with the Company’s Vice President of Operations, Mr. Tom Welch (the “Welch Executive Agreement”). Mr. Welch's annual salary is now $150,000, includes a $500.00 per month car allowance and reimbursements for health and medical insurance. Mr. Welch was also granted a ten-year stock option to purchase an aggregate of 7,500,000 shares of the Company's common stock at an exercise price of $0.14 per share and shall be granted to Mr. Welch (the “Welch Option”) in accordance with the terms and conditions of the Company's 2018 Equity Incentive Plan (the "2018 Plan") and the applicable stock option award agreement. Mr. Welch is also eligible to participate in the Company's Bonus Plan. The Welch Executive Agreement is at-will and may be terminated with or without cause. Mr. Welch is also eligible to receive certain severance benefits in accordance with the Welch Executive Agreement including, but not limited to, severance payments for a period of twelve months following termination and any accrued, but unpaid salary.

The foregoing descriptions of the Granier Executive Agreement, Felix Executive Agreement and Welch Executive Agreement are qualified in their entirety by reference to the Granier Executive Agreement, Felix Executive Agreement and Welch Executive Agreement, copies of which are included hereto as Exhibit 10.2, 10.3, and 10.4, respectively and are incorporated herein by reference.

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Board of Directors Services Agreements

On June 13, 2018 the Company entered into Directors Services Agreements (the “Director Agreements”) with Mr. Brady Granier, Mr. Kent Emry and Ms. Lourdes Felix (each a “Director”, collectively, the “Directors”) whereby the Directors are to continue to serve as members of the Board of the Company. Pursuant to the Director Agreements, the Company shall grant an aggregate of 3,000,000 stock options (the "Stock Options") to each Director under its 2018 Stock Option Plan (the "Stock Option Plan"). The Stock Options shall expire in ten (10) years from the date of grant and the exercise price shall be U.S. $0.14 per share of common stock. The 3,000,000 Stock Options shall be granted to the Directors in accordance with the terms and conditions of the Company’s 2018 Stock Option Plan and the respective stock option award agreement with each Director.

The foregoing descriptions of the Director Agreements are qualified in their entirety by reference to the Emry Director Compensation Agreement, the Granier Director Compensation Agreement and the Felix Director Compensation Agreement, copies of which are included hereto as Exhibit 10.5, 10.6, and 10.7, respectively and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Executive Options and Stock Options issued pursuant to the Granier Executive Agreement, Welch Executive Agreement and Felix Executive Agreement and Director Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted securities” as that term is defined by Rule 144 promulgated under the Securities Act.

The issuance of the shares set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares was based upon the following factors: (a) the issuance of the shares was an isolated private transaction by us which did not involve a public offering; (b) there were no subsequent or contemporaneous public offerings of the shares by the Company; (c) the shares were not broken down into smaller denominations.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The applicable information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Executive Management Bonus Plan effective June 13, 2018
Exhibit 10.2	Executive Service Agreement by and between the Company and Brady Granier, dated June 13, 2018
Exhibit 10.3	Executive Service Agreement by and between the Company and Lourdes Felix, dated June 13, 2018
Exhibit 10.4	Executive Service Agreement by and between the Company and Tom Welch, dated June 13, 2018
Exhibit 10.5	Director Compensation Agreement by and between the Company and Kent Emry, dated June 13, 2018
Exhibit 10.6	Director Compensation Agreement by and between the Company and Brady Granier dated June 13, 2018
Exhibit 10.7	Director Compensation Agreement by and between the Company and Lourdes Felix, dated June 13, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: June 14, 2018	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer

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